NYSE: ENZ

Enzo

Scientists Enabling Healthcare™

A Year of Challenges, Opportunities & Achievements

Investor Presentation

January 2021

Forward Looking Statements

Except for historical information, the matters discussed in this presentation may be considered "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include declarations regarding the intent, belief or current expectations of the Company and its management, including those related to cash flow, gross margins, revenue, and expenses which are dependent on a number of factors outside of the control of the Company including, inter alia, the markets for the Company's products and services, costs of goods and services, other expenses, government regulations, litigation, and general business conditions. See Risk Factors in the Company's Form 10-K for the fiscal year ended July 31, 2020 and Form 10-Q for the period ended October 31, 2020. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could materially affect actual results. The Company disclaims any obligations to update any forward-looking statement as a result of developments occurring after the date of this presentation.

Enzo

Promises Delivered – Enzo Biochem

- The company recently announced its best financial results in Enzo's history and the fulfilling of its three core objectives:
    1. Building infrastructure for strategic diagnostic products and services growth
    2. Implementing efficiency measures with a return to operating profitability
    3. Transforming from a bifurcated life sciences company to an integrated end-to-end diagnostics company
- Enzo delivered on these objectives in the most challenging business environment
- Enzo's two recently elected independent board members have vast industry experience



Dr. Walters has diverse leadership experience in drug development and business strategy. As a physician, scientist and entrepreneur, his deep expertise spans clinical development, regulatory affairs, and strategic planning.



Dr. Tagliaferri has broad global experience in a range of operational areas including business development, clinical research and development, world-wide regulatory matters and medical affairs.

Enzo



Enzo

Scientists Enabling Healthcare™

2020: A Year Of Innovation & Important Achievements For Enzo

Company Snapshot

Enzo Biochem is a pioneer in molecular diagnostics, leading the convergence of clinical laboratories, life sciences and intellectual property through the development of unique diagnostic platform technologies that provide numerous advantages over previous standards. A global company, Enzo utilizes cross-functional teams to develop and deploy products, systems and services that meet the ever-changing and rapidly growing needs of health care today and into the future.

> "Our assets, infrastructure and capabilities have most recently been directed to address a growing market need in the area of diagnostic products and services."

NYSE
LISTED 1983

+40% YoY Revenue Growth → FY21E ~ $115M
Achieved Profitability

445 Global Employees operating across 9 countries

Extensive revenue-generating IP Portfolio:
448 Patents Granted & 64 Patents Pending
Actively Growing Under Dr. Rabbani's leadership:
42 new patents granted & 23 patent applications filed in 2020

Global HQ in NYC with a worldwide distribution network

GMP compliant, CAP Accredited & CLIA Certified

Products & Services to Meet Every Healthcare Need


Molecular Diagnostics
Immunoassays
Genetics & Genomics
Anatomical Pathology
Enzo
Physicians / Urgent Care
Hospitals / Health Networks
Direct to Consumer
Concierge Services
Contract Research Organizations

Notable 2020 Achievements

In the face of unprecedented challenges, Enzo's strategic forethought and decisive responsiveness led to significant achievements- in terms of both financial performance and strategic accomplishments.

Enzo Biochem's Clinical Labs Subsidiary Launches Drive-Through Facility to Provide COVID-19 Testing on Long Island

Company Ramping up Availability and Access to Testing

Enzo Biochem Appoints Rebecca J. Fischer to Board of Directors

Enzo Biochem Reports Publication of Study Detailing Promising Activity of Drug Candidate SK1-I in a Model of Lupus

ENZO LAUNCHES PORTABLE MICROPLATE READER FOR USE WITH ITS ELISA AND ASSAY KITS TO SIMPLIFY LABORATORY WORKFLOW

- Powerful and precise compact instrument enables Enzo to offer a complete solution to advance drug discovery

- Microplate reader can be retrofitted for point-of-care clinical testing at urgent care facilities, hospitals or physicians' offices

Enzo Biochem Reports First Quarter Fiscal 2021 Financial Results and Provides Business Update

- *Company reports $28.7 million in revenue, exceeding revenue guidance by $1.7 million and representing a 47% increase over sequential quarter and continued recovery and opportunity from impact of COVID-19 pandemic on business operations.*
- *Profitable quarter reflects positive EBITDA in excess of $1 million andEPS of $0.01.*

ENZO BIOCHEM LAUNCHES GOTESTMENOW™ ONLINE PLATFORM FOR CONSUMERS TO DIRECTLY ORDER COVID-19 LABORATORY TESTS

Enzo Announces Issuance of U.S. Patent for Methods of Treating Liver Cancer Using Proprietary Compound SK1-I

Enzo Biochem Launches Proprietary COVID-19 Diagnostic Test Under FDA's Emergency Use Authorization

First Test Offering Within Enzo's Comprehensive COVID-19 Program

Proprietary Molecular Diagnostic Kits Offer Improved Scale, Throughput, and Sensitivity

Enzo Announces Issuance of U.S. Patent for Methods of Producing Monoclonal Antibodies Against Osteoporosis Drug Target Sclerostin

ENZO BIOCHEM ANNOUNCES APPOINTMENT OF MARY TAGLIAFERRI, MD, TO ITS BOARD OF DIRECTORS

Enzo Biochem Announces Significant Milestone with Approval of Proprietary GenFlex Platform

ENZO BIOCHEM DOUBLES CAPACITY IN RESPONSE TO INCREASING DEMAND FOR COVID-19 TESTING

Enzo Biochem Receives Emergency Use Authorization for Proprietary Test System for Detection of Coronavirus SARS-CoV-2

Authorization Enables Clinical Labs to Purchase and Use Enzo's AMPIPROBE® SARS-Cov-2 Test System without Further Validation

Enzo Biochem Reports Fourth Quarter and Full Year 2020 Financial Results and Provides Business Update

- *Company reports $19.5 million in revenue and EPS of ($0.07) in the fourth quarter with significant margin expansion supported by rapid response to COVID-19 market opportunities*
- *Q1 21 first two months' revenue reflect continued positive trend*

ENZO BIOCHEM TO PROVIDE ACCESS TO COVID-19 TESTING AT MORE THAN 50 NY PHARMACIES IN COLLABORATION WITH CPESN NY

Enzo Biochem to Provide COVID-19 Testing to Farmingdale State College Staff and Students as They Return to Campus

First Collaboration under Enzo's School and Institution Testing ("SIT") Program

Enzo Biochem Launches Proprietary Test for Detection of Coronavirus SARS-CoV-2 IgG Antibody Under FDA's Emergency Use Authorization

ENZO BIOCHEM ANNOUNCES APPOINTMENT OF IAN B. WALTERS, MD, TO ITS BOARD OF DIRECTORS

Enzo Announces Issuance of U.S. Patent for Methods of Using Proprietary Compound SK1-I in Patients; Exploring Options for Development as a Potential Treatment for COVID-19

Enzo

Strategic / Operational Accomplishments

- Our foresight and strategic investment in the GENFLEX™ platform drove our operational success in 2020
- Stabilized and grew business while ensuring safety, job security, and morale of employees during the pandemic
  - PPP: $7 million loan to help address early challenges presented by COVID-19
  - Navigated "new normal" to coordinate efficient workflow with partners, vendors, and customers

Under Dr. Rabbani's leadership & operational guidance:

- Increased lab productivity by doubling shifts to improve response time of COVID-19 tests to less than 24 hours vs. national average of 2-3 days
- Launched comprehensive suite of COVID-19 testing products and services under FDA EUA
- Introduced serological IgG antibody detection testing services
- Rolled out a drive-thru facility for COVID-19 testing on Long Island, NY
- Launched School and Institution Testing (SIT) Program to keeps students/faculty safe
  - Stony Brook University, Farmingdale State College, NYIT, etc.

Enzo

Strategic / Operational Accomplishments (continued)

Continued focus on core growth initiatives delivered strong results:

- FDA EUA approval for diagnostic products and services
  - GENFLEX™ platforms now running in our lab
- Continued expansion of prolific patent portfolio
  - 42 new patents granted & 23 new patent applications filed in 2020
- Build-out of Farmingdale, NY facility, increasing capacity with favorable tax structure & financing
- Greater than 50% increase in accessions in last quarter
- Expanded Point-Of-Care Potential of Microplate Reader
- Formalized labs-to-lab partnerships and actively negotiated additional relationships with small to medium-sized clinical labs
- Received $10 million of funding (including Medicare Cares Act grant & Swiss Corona Krise loan)
- Reinstituted $20 million at-the-money shelf offering for financial flexibility to grow the business



Enzo
Scientists Enabling Healthcare™

Transforming Molecular Diagnostics to a Modern Platform

Enzo’s Decentralized Approach

Investing in the future of fully integrated end-to-end diagnostic solutions

Witnessing the external **industry challenges** firsthand such as:

- Affordable Care Act (ACA)
- Protecting Access to Medicare Act (PAMA)
- Centralized Laboratory Testing (Commoditization)
- Legacy Equipment (Pre-miniaturization/ Technological Integration)
- Consolidation and transition to uniformity



Enzo
GENFLEX

Proactively **invested into building proprietary** platforms which focus on key differentiating features:

- **Open Platform Architecture** (capable to adapt reagents/supplies from diverse providers)
- **Prioritizing Cost Reduction** and Positive ROI for Enzo’s Customers
- **Providing Superior Accuracy**, High-Throughput that remains Flexible & Adaptable over time

ENZO's Proprietary GENFLEX™ Platform

Developed to address systemic issues across the Molecular Diagnostics Industry

GENFLEX™

FDA Approval (EUA) July 2020 for it's **COVID-19** test, which positioned Enzo as a leader in molecular diagnostics and services.

Capabilities are being extended to Women's Health, STDs, Viral Load, Flu, RSV and other infectious disease diagnostic tests.



Currently Processing COVID-19 Tests

- FY21 capacity: Over 1 Million Tests Annually
- Molecular: AMPIPROBE® SARS-CoV-2
- Serology: SARS-CoV-2IgG ELISA

Cost Effective Approach

- Provides customers improved ROI and access to consumables for the lab

Applications Across Multiple Testing Segments:

- Viral Load Testing: HIV, HCV, HBV
- Women's Health Testing: Chlamydia, N.Gonorrhoeae, Trich, Bacterial Vaginosis,

High Unmet Industry Need

- Adaptable → Open System methodology
- Ultra Fast → High throughput
- Superior Accuracy → Sensitivity & Specificity

Accelerated Demand for Molecular Diagnostics

Renewed Appreciation for Molecular Testing

Unified Need

- Awareness of the risk of pandemic has reinforces the critical role that diagnostic testing plays in global health.
- Stakeholders including Patients, Providers, Government Agents and Payers understand the need to meet testing requirements.

Continued Demand

- Molecular Dx, while still a smaller segment within the ~$170 bn clinical lab market, is estimated to reach $15bn in 2020.
- COVID-19 testing revenues will likely remain significantly elevated for the next few years, even when a vaccine is available.

Panel Dx Approach

- Renewed appreciation for syndromic multiplex respiratory panels such as Influenza A & B, SARS-CoV-2 and RSV.
- Reduced time with a healthcare Provider benefits Patients, Physicians and Payers

Increased Demand for Infectious Disease Testing Should Continue for 12-18 months

Enzo

Commercial Approach To Expanding Test Access

Serve Multiple Constituents



Urgent Care
Pharmacies
Physicians
Long-term Care Facilities
Expansion
Primary Test Access
Work / Business
Local Govt. Municipal Offices
Schools/ Education
Houses of Worship
Online → GoTestMe Now.com
Drive up Clinics
Secondary Test Access

Focus Areas – Progress on Novel Diagnostic Platforms

Enzo

Molecular

COVID-19 Pooling,
Flu AB, RSV, CT/NG/TV & HPV

Immunoassays

ELISA Micro-plate
COVID-19 IgG
COVID-19 Vaccine Immunity

Cytology

Developing New Platform
Working with Partners on Full Workflow

IHC

Analyte-specific reagents
Potential Partners



Enzo

Scientists Enabling Healthcare™

Enzo's Financial Performance

Financial Snapshot


Annual Revenue
(USD M)
$81
$76
$115
FY 19
FY 20
FY 21E (LQA)


Quarterly Revenue
(USD M)
$20.2
$19.4
$16.9
$19.5
$28.7
Q1'20
Q2'20
Q3'20
Q4'20
Q1'21

Initial COVID effect in Q3 (Feb-Apr)


Cash Position
(as of 10/31/20)
$47 M
$0.0
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0

Enzo Services Gross Margin



50.0%
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
Q1'19 23.3%
Q2'19 8.1%
Q3'19 6.7%
Q4'19 13.8%
Q1'20 14.1%
Q2'20 18.1%
Q3'20 12.9%
Q4'20 37.8%
Q1'21 38.8%

- ✓ GM in Services division increased to 38.8% in Q1 vs. 14.1% in previous year's quarter
- ✓ Rapid increase due to favorable test mix and continued cost savings initiatives

Enzo

Quarterly EBITDA and EPS

	Q1 2021	Q1 2020	YoY Change
EBITDA	$1.0mm	($7.1mm)	$8.1mm
Adj. EBITDA	$1.0mm	($5.7mm)	$6.7mm
EPS	$0.01	($0.16)	$0.17
Adj. EPS	$0.01	($0.13)	$0.14

Well Positioned for New Levels of Success in 2021

- ✓ Our expanded operations and enhanced capabilities position Enzo as an integrated end-to-end diagnostics company able to deliver the full range of innovative products and services the market demands

- ✓ Facility Expansion: With favorable tax incentives, expanded state of the art facilities in Farmingdale, NY to position Enzo to rapidly meet customer and consumer demand related to COVID-19 and other emerging needs

- ✓ Margin expansion through identification and implementation of operational efficiencies in all areas of our business achieved target goal of $10 million in cost reductions

- ✓ Additional margin improvement achieved via development and utilization of home-grown tests, validating Enzo's strategy of leveraging internal platforms

Investment Highlights

Best In Class MDx Platform Supported By Fully-integrated Biotech, Life Sciences And Lab Services Business

Capitalizing on industry tailwinds amid accelerated global demand for unique diagnostic platform technologies

FY(JUL)'21-reach profitability & $115m revenue run rate
Expanded margin profile & product mix

COVID-19 Testing & Platform-Flexible Solutions
Our rapid response provided tests in the first months of the global pandemic

Extensive portfolio of innovative, revenue generating intellectual property 450+ patents and patent applications

Enzo's Expanded Market Reach
By transforming to a modernized decentralized approach
Central Lab → Point-of-Care → Direct-to-Consumer

Global management team: industry leaders with extensive experience across the entire healthcare and lab services business

Integrated Approach: Enzo offer a complete suite of products and services, enabling innovation & disruption

Enzo

Primed for Continued Success

- ✓ Unique vertical integration enables innovation and disruption within the healthcare market
- ✓ Capitalizing on industry tailwinds amid tremendous demand for molecular diagnostics
- ✓ Actively addressing COVID-19 from multiple angles
  - ❖ Virus Detection → Ampiprobe® SARS-CoV-2
  - ❖ Immunity Detection → SARS-CoV-2 IgG ELISA
  - ❖ Inflammation Testing
- ✓ Delivering significant operational cost reductions while maintaining healthy margins
- ✓ Extensive, innovative intellectual property estate with over 450 patents including
- ✓ 42 patents issued and 23 filed during past year led by Dr. Rabbani
- ✓ Global presence and strategically positioned for substantial growth and value creation
- ✓ Significantly Improved Financial and Corporate Governance Profile



Enzo

Scientists Enabling Healthcare™

Thank You

www.enzo.com

IR@enzo.com